Exhibit 10(q)(1)

AMENDMENT  NUMBER 1 TO

MARKETING AGREEMENT

THIS AMENDMENT NUMBER 1 TO THE MARKETING AGREEMENT, effective as indicated herein, by and between Americom Life & Annuity Insurance Company (“Americom”), a Texas corporation, and Legacy Marketing Group (“LMG”), a California corporation.

WHEREAS, Americom Life & Annuity Insurance Company and LMG entered into a Marketing Agreement (“Agreement”), wherein LMG agreed to provide specified services relating to the marketing of certain insurance policies issued by Americom:

WHEREAS, Americom merged with and into OM Financial Life Insurance Company, effective October 1, 2007.

NOW THEREFORE, in consideration of the foregoing recitals and mutual promises hereinafter contained and other good and valuable consideration, LMG and Americom mutually agree to the following:

All references in this Agreement to Americom Life & Annuity Insurance Company (“Americom”) are changed to OM Financial Life Insurance Company (“OMFLIC”). OMFLIC hereby ratifies its acceptance of the terms and conditions of the Administrative Services Agreement and all exiting addenda thereto.

1.

Section 2, “TERM,” is hereby deleted in its entirety and the following is replaced in its stead:

“Subject to termination as provided in Section 2 of this Agreement, this Agreement shall have an initial term of two (2) years (the “Initial Term”).  After the Initial Term, this Agreement will automatically renew for successive two-year periods unless terminated by either party with twelve (12) months’ advance written notice.”

2.

Add to APPENDIX A, “Products and Territory,” as follows:

Product Name	AmeriMarkSM Freedom Equity Index Annuity
Product Type	Flexible Premium Deferred Annuity Series
Product Design	Equity Index Annuity
Index	S&P 500
Product Versions and Premium Bonus Percentages	a. AmeriMarkSM Freedom b. AmeriMarkSM 7 Freedom c. AmeriMarkSM 7 SE Freedom d. AmeriMarkSM 7 SE Freedom

2.

APPENDIX C, “Minimum Premium Volumes,” is deleted in its entirety.

3.

APPENDIX E,  is hereby deleted in its entirety and the following is replaced in its stead:

Authorized OMFLIC Personnel

Brian Grigg, VP of Sales & Marketing

Richard Pretty, VP Sales & Marketing

David Smith, SVP of Operations

Nar Almeida, VP of Operations

Elaine Griffin, Manager of Operations

Eric Marhoun,  General Counsel

*Confidential information omitted and filed separately with the SEC.

.

Authorized LMG Personnel

Lynda L. Regan, Chief Executive Officer

R. Preston Pitts, President

Chris Eaken, Vice President of Compliance and Quality Control/Training

Dayna Wells, Vice President of IT & Product Implementation

4.

Add to APPENDIX G, sub-section III “COMMISSIONS,” Table III-1, Commissions Percentages” as follows:

“Effective 1/27/06 - There is no adjustment to the commission percentage for premiums greater than $** but less than $*.  For premiums of $* or more, the commission percentage is determined by OMFLIC on a case by case basis in its sole discretion.”

5.

Add to APPENDIX G, sub-section III “COMMISSIONS,” as follows:

Table III-2

AmeriMarkSM Freedom  Equity Index Annuity.  LMG’s commissions are based on the age of the policyowner to whom the Contract is issued and the premium of the Contract.  If the Contract is issued to multiple policyholders, the age of the youngest policyowner shall be used.  Such commissions are set from time to time by OMFLIC in its sole discretion.  As of the Effective Date, such commissions are as follows:

* Confidential information omitted and filed separately with the SEC.

LMG Commission

COMMISSION PERCENTAGES:

AmeriMarkSM Freedom  - effective 07/18/05

Age of policyowner:  * to **:  *% of the premium for each Contract issued to a policyowner who is aged 0-*

Age of policyowner:  * to **:  **% of the commission for each Contract issued to a policyowner who is aged *-*

Age of policyowner:  * to *:  **% of the commission rate for each Contract issued to a policyowner who is aged *-*

AmeriMarkSM Freedom  - effective 04/01/07

Age of policyowner:  * to *:  ***% of the premium for each Contract issued to a policyowner who is aged *-*

Age of policyowner:  * to **:  **% of the commission for each Contract issued to a policyowner who is aged *-*

Age of policyowner:  * to *:  **% of the commission rate for each Contract issued to a policyowner who is aged *-*

AmeriMarkSM Freedom  - effective 06/04/07

Age of policyowner:  * to *:  *% of the premium for each Contract issued to a policyowner who is aged *-*

Age of policyowner:  * to **:  **% of the commission for each Contract issued to a policyowner who is aged *-*

Age of policyowner:  * to *:  **% of the commission rate for each Contract issued to a policyowner who is aged *-*

AmeriMarkSM 7 Freedom  - effective 07/18/05 to 05/31/06

Age of policyowner:  * to *:  *% of the premium for each Contract issued to a policyowner who is aged *-*

Age of policyowner:  * to **:  **% of the commission for each Contract issued to a policyowner who is aged*-*

Age of policyowner:  * to *:  **% of the commission rate for each Contract issued to a policyowner who is aged **

AmeriMarkSM 7 Freedom  - effective 06/01/06

Age of policyowner: * to *:  *% of the premium for each Contract issued to a policyowner who is aged 0-*

Age of policyowner:  * to **:  **% of the commission for each Contract issued to a policyowner who is aged *-*

Age of policyowner:  * to *:  **% of the commission rate for each Contract issued to a policyowner who is aged *-*

AmeriMarkSM 7 Freedom  - effective 04/01/07

Age of policyowner:  * to *:  *% of the premium for each Contract issued to a policyowner who is aged *-*

Age of policyowner:  * to **:  **% of the commission for each Contract issued to a policyowner who is aged *-*

Age of policyowner:  * to *:  **% of the commission rate for each Contract issued to a policyowner who is aged *-*

AmeriMarkSM 7 Freedom  - effective 06/04/07

Age of policyowner:  * to *:  **% of the premium for each Contract issued to a policyowner who is aged *-*

Age of policyowner:  * to **:  **% of the commission for each Contract issued to a policyowner who is aged *-*

Age of policyowner:  * to *:  **% of the commission rate for each Contract issued to a policyowner who is aged *-*

AmeriMarkSM SE Freedom  - effective 07/18/05

Age of policyowner: * to *:  *% of the premium for each Contract issued to a policyowner who is aged *-*

Age of policyowner:  * to **:  **% of the commission for each Contract issued to a policyowner who is aged *-*

Age of policyowner:  * to *:  *% of the commission rate for each Contract issued to a policyowner who is aged *-*

AmeriMarkSM SE Freedom  - effective 04/01/07

Age of policyowner:  * to *:  **% of the premium for each Contract issued to a policyowner who is aged*-*

Age of policyowner:  * to **:  **% of the commission for each Contract issued to a policyowner who is aged *-*

Age of policyowner:  * to *:  *% of the commission rate for each Contract issued to a policyowner who is aged **

AmeriMarkSM SE Freedom  - effective 06/04/07

Age of policyowner:  * to *:  **% of the premium for each Contract issued to a policyowner who is aged *-*

Age of policyowner:  * to **:  **% of the commission for each Contract issued to a policyowner who is aged *-*

Age of policyowner:  * to *:  *% of the commission rate for each Contract issued to a policyowner who is aged *-*

AmeriMarkSM 7 SE Freedom  - effective 07/18/05 to 05/31/06

Age of policyowner:  * to *:  *% of the premium for each Contract issued to a policyowner who is aged **

Age of policyowner:  * to **:  **% of the commission for each Contract issued to a policyowner who is aged *-*

Age of policyowner:  * to *:  *% of the commission rate for each Contract issued to a policyowner who is aged *-*

AmeriMarkSM 7 SE Freedom  - effective 06/01/06

Age of policyowner:  0 to *:  *% of the premium for each Contract issued to a policyowner who is aged *-*

Age of policyowner:  * to **:  **% of the commission for each Contract issued to a policyowner who is aged *-*

Age of policyowner:  * to *:  *% of the commission rate for each Contract issued to a policyowner who is aged *-*

AmeriMarkSM 7 SE Freedom  - effective 04/01/07

Age of policyowner:  * to *:  **% of the premium for each Contract issued to a policyowner who is aged *-*

Age of policyowner:  * to **:  **% of the commission for each Contract issued to a policyowner who is aged *-*

Age of policyowner:  * to *:  *% of the commission rate for each Contract issued to a policyowner who is aged **

AmeriMarkSM 7 SE Freedom  - effective 06/04/07

Age of policyowner: * to *:  *% of the premium for each Contract issued to a policyowner who is aged *-*

Age of policyowner:  * to **:  **% of the commission for each Contract issued to a policyowner who is aged *-*

Age of policyowner:  * to *:  *% of the commission rate for each Contract issued to a policyowner who is aged *-*

Effective 07/18/05 to 1/26/06 - The commission percentage set forth above shall be reduced by * basis points for premiums greater than $* but less than $*.  For premiums of $* or more, the commission percentage is determined by OMFLIC on a case by case basis in its sole discretion.  For purposes of clarity, the* basis point reduction shall apply to the commission earned on the entire premium, not just the commission earned on the premium in excess of $*.

Effective 1/27/06 - There is no adjustment to the commission percentage for premiums greater than $* but less than $*.  For premiums of $* or more, the commission percentage is determined by OMFLIC on a case by case basis in its sole discretion.

The following rules shall apply to the calculation of the premium for purposes of determining whether the commission percentage is to be reduced under the prior paragraph:

(i)  Premiums paid by the same policyowner shall be aggregated whether paid under one Contract or multiple contracts;

(ii)  If there are multiple policyowners for a single Contract, the premiums paid by such policyowners shall be allocated among the policyholders in equal amounts;

(iii)  Each time a policyowner makes a premium payment under an existing Contract other than the initial premium payment under such Contract, the Parties shall determine the commission percentage applicable to the aggregate premiums paid under the Contract in accordance with this Table III-1; provided, however, that if the aggregate premiums with respect to such Contract exceeds $* and as a result the commissions that have been paid by OMFLIC exceed the commission otherwise payable under this Table, OMFLIC shall recover such excess by offsetting it against any future commission payments under the Contract.

CHARGEBACK:

Any premiums received within * prior to a surrender shall be subject to chargeback.  For purposes of this provision, LMG shall chargeback premiums by refunding to OMFLIC *% of the commission paid to LMG and retained by LMG for the issuance of such Contract.  In addition, LMG shall refund to OMFLIC the portions of commissions distributed directly or indirectly to Wholesalers or Producers recovered under Section 3.8 of the Terms and Conditions.  Such refunds will, at OMFLIC’s election, take the form of chargeback on any future commissions.

* Confidential information omitted and filed separately with the SEC.

6.

Add to APPENDIX G, sub-section IV “FEES,” as follows:

AmeriMarkSM Equity Index Annuity. LMG’s marketing fees are based on the Contract premium and the Account Value of the Contract.
LMG Marketing Fees: Effective as indicated herein

OVERRIDE MARKETING FEE:  The override marketing fee for a Contract shall be the percentage of the premium for such Contract as indicated below:

AmeriMarkSM

11/15/04

*% [a]

**% [b]

01/01/05

*% [a]

*% [b]

03/01/05

*% [a]

*% [b]

04/01/05

*% [a]

*% [b]

09/01/05

**% [a]

**% [b]

05/01/06

**% [a]

**% [b]

AmeriMarkSM 7

11/15/04

*% [a]

**% [b]

01/01/05

*% [a]

*% [b]

03/01/05

*% [a]

*% [b]

09/01/05

*% [a]

*% [b]

04/01/06

*% [a]

**% [b]

05/01/06

*% [a]

**% [b]

AmeriMarkSM SE

11/15/04

*% [a]

*% [b]

01/01/05

*% [a]

**% [b]

03/01/05

*% [a]

**% [b]

04/01/05

*% [a]

*% [b]

09/01/05

*% [a]

*% [b]

04/01/06

*% [a]

**% [b]

05/01/06

*% [a]

**% [b]

AmeriMarkSM 7 SE

11/15/04

*% [a]

**% [b]

01/01/05

*% [a]

*% [b]

03/01/05

*% [a]

*% [b]

09/01/05

*% [a]

*% [b]

04/01/06

*% [a]

**% [b]

05/01/06

*% [a]

**% [b]

[a] Guaranteed One-Year Strategy

[b] Three Year High Water Mark Strategy

* Confidential information omitted and filed separately with the SEC.

AmeriMarkSM Freedom Equity Index Annuity. LMG’s marketing fees are based on the Contract premium and the Account Value of the Contract.
LMG Marketing Fees: Effective as indicated herein

OVERRIDE MARKETING FEE:  The override marketing fee for a Contract shall be the percentage of the premium for such Contract as indicated below:

AmeriMarkSM Freedom

08/01/05

*% [b,c]

**% [a,d]

02/01/06

*% [b,c,d]

**% [a]

04/01/07

**% [b,c,d]

*% [a]

06/04/07

*% [b,c,d]

**% [a]

AmeriMarkSM 7 Freedom

08/01/05

*% [c]

**% [a,b,d]

02/01/06

*% [c,d]

**% [a,b]

03/01/06

*% [c]

**% [a,b,d]

05/01/06

**% [a,b,c,d]

04/01/07

**% [a,b,c,d]

06/04/07

% [e]

*% [f]

AmeriMarkSM SE Freedom

08/01/05

*% [c]

**% [a,b,d]

02/01/06

*% [c,d]

**% [a,b]

03/01/06

*% [c]

**% [a,b,d]

05/01/06

**% [a,b,c,d]

04/01/07

*% [a,b,c,d]

06/04/07

*% [e]

*% [f]

AmeriMarkSM 7 SE Freedom

08/01/05

*% [c,d]

**% [a,b]

05/01/06

*% [d]

**% [a,b,c]

04/01/07

**% [d]

*% [a,b,c]

06/04/07

*% [e]

*% [f]

LMG TRAIL COMMISSION:  In contrast to the commissions under Section III of this Appendix G and the override commission under this Section IV, the trail commission is a monthly fee.  Such trail commission for each Contract shall commence on the first day of the * (*) * following the Contract issue date and end on the date the Contract is no longer in-force.  The trail commission for a Contract with respect to a month shall be one tenth of * percent (*%), multiplied by the Account Value for the Contract as of the applicable month, and divided by * (*).  The Account Value of a Contract shall be determined for each Contract as set forth in the applicable Contract.

a Guaranteed One-Year Strategy

b Three Year High Water Mark Strategy

c Annual Point to Point Strategy

d Monthly Point to Point Strategy

e  percentage paid upfront*

f  percentage paid in the *

* Confidential information omitted and filed separately with the SEC.

A portion of the Marketing Allowance will be paid upfront and a portion will be paid in the *. Payment in * is a one time payment based on the annuity value originating from each premium payment. Marketing Allowance rates are based on product version only, not product version and strategy.

All other provisions in the Agreement not specifically amended above remain in effect and unchanged.

IN WITNESS WHEREOF, the parties have executed this Agreement.

Legacy Marketing Group

OM Financial Life Insurance Company

By : /s/ R. Preston Pitts

By: /s/ Bruce Parker

Printed Name: R. Preston Pitts

Printed Name: Bruce Parker

Title: President

Title: Chief Executive Officer

Date: September 4, 2008

Date: September 4, 2008

* Confidential information omitted and filed separately with the SEC.